UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 3, 2006

INTERNATIONAL SPEEDWAY CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Florida	0-2384	59-0709342
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1801 West International Speedway Boulevard, Daytona Beach, Florida	32114
(Address of Principal Executive Offices)	(Zip Code)

(386) 254-2700

(Registrant's Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14-12)
[]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information
           Item 2.02 Results of Operation and Financial Condition.
Section 7 - Regulation FD
           Item 7.01 Regulation FD Disclosure
Section 8 - Other Items
           Item 8.01 Other Items
The Company issued a press release on October 3, 2006 which provided additional details on NASCAR television agreements.
A copy of the release is attached as an exhibit to this report.

The Company also issued a press release on October 5, 2006 which reported financial results for the fiscal third quarter and nine months ended August 31, 2006, and also confirmed full year revenue and earnings outlook.

A copy of the release is attached as an exhibit to this report.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c)  Exhibits.   The exhibits listed below shall be deemed to be filed or furnished, depending on the relevant item requiring such exhibit, in accordance with the provisions of Item 601 of Regulation S-K (17 CFR 229.601) and Instruction B.2 to this form.

	Exhibit Number	Description of Exhibit	Filing Status
1	(99.1)	Press Release	Attached herewith
1	(99.2)	Press Release	Attached herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNATIONAL SPEEDWAY CORPORATION
(Registrant)

Date: October 5, 2006	By:	/s/ Glenn R. Padgett
Glenn R. Padgett
Vice President, Chief Counsel - Operations